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                                                                    EXHIBIT 24.1

                               DTE ENERGY COMPANY

                          DIRECTORS' POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS

     That the undersigned directors of the DTE Energy Company, a Michigan corporation, which proposes to file with the Securities and Exchange Commission, a Form S-4 Registration Statement under the provisions of the Securities Exchange Act of 1933, hereby constitute and appoint Susan M. Beale, Larry G. Garberding, Leslie L. Loomans or Elaine M. Godfrey, as his/her true and lawful attorneys-in-fact and agents with the full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto (including any post-effective amendments) and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of October 4, 1999.

                           /s/ TERENCE E. ADDERLEY
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                              Terence E. Adderley

                             /s/ LILLIAN BAUDER
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                                 Lillian Bauder

                               /s/ DAVID BING
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                                   David Bing

                            /s/ WILLIAM C. BROOKS
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                               William C. Brooks

                         /s/ ANTHONY F. EARLEY, JR.
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                             Anthony F. Earley, Jr.

                           /s/ LARRY G. GARBERDING
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                              Larry G. Garberding
                            /s/ ALLAN D. GILMOUR
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                                Allan D. Gilmour

                         /s/ THEODORE S. LEIPPRANDT
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                             Theodore S. Leipprandt

                             /s/ JOHN E. LOBBIA
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                                 John E. Lobbia

                            /s/ EUGENE A. MILLER
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                                Eugene A. Miller

                          /s/ CHARLES W. PRYOR, JR.
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                             Charles W. Pryor, Jr.

                           /s/ DEAN E. RICHARDSON
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                               Dean E. Richardson

Witnesses:

       /s/ SUSAN E. RISKE
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Susan E. Riske                (date)

      /s/ JANET A. SCULLEN
------------------------------------
Janet A. Scullen              (date)

STATE OF MICHIGAN )                 SS
COUNTY OF WAYNE  )

On this 4th day of October, 1999, before me personally appeared the above persons to me known to be the persons described who executed the foregoing Power of Attorney.

                                          Subscribed and sworn to before me
                                          the 4th day of October, 1999

                                                 /s/ SANDRA L. BAMBERG
                                          --------------------------------------
                                          Sandra L. Bamberg
                                          Notary Public -- Wayne County
                                          My Commission Expires: 1-11-00